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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                  May 9, 2001


                         ADVANCED NUTRACEUTICALS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                     Texas
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                (State or other jurisdiction of incorporation)


                0-26362                        76-0642336
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       (Commission File Number)    (IRS Employer Identification Number)


                   9101 Jameel, Suite 180, Houston, TX 77040
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             (Address of principal executive offices)  (Zip code)



       Registrant's telephone number, including area code (713) 460-1976
                                                          --------------
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                         ADVANCED NUTRACEUTICALS, INC.

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          99.1 News Release issued May 9, 2001.

Item 9.   Regulation FD Disclosure

          The News Release issued May 9, 2001 is attached as Exhibit 99.1



                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ADVANCED NUTRACEUTICALS, INC.



Dated: May 9, 2001              By:             /s/ Gregory Pusey
                                   --------------------------------------------
                                             Gregory Pusey, President


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